                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1994-CI (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1994 to November 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of December, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that his is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1994-CI (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of December, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                             HOME IMPROVEMENT LOANS
                     CERTIFICATES FOR HOME IMPROVEMENT LOAN
                                GREEN TREE TRUST
                                    1994-CI
                                 MONTHLY REPORT
                                 November 1994

                                        Distribution Date:  12/15/94
                                        Trust Account:      3333834-0

1.  Collected Amount                                       $2,575,774.07

2.  Delinquent Payments Advanced/Recovered                     16,340.41

3.  Aggregate Repurchase Price for Contracts
    to be Repurchased                                                .00

4.  Amount Available (1+2+3)                                2,592,114.48

INTEREST

5.  Class A-1 Interest (7.45%)
    (a)  Current Interest                                     607,350.63
    (b)  Amount applied to Unpaid Class A-1
         Interest Shortfall                                          .00
    (c)  Remaining Unpaid Class A-1 Interest
         Shortfall                                                   .00

6.  Class M-1 Interest
    (a)  Class M-1 Pass-Through Rate (lesser of 8.50%
         or Weighted Average Contract Rate)                         8.50%
    (b)  Current Interest                                      85,000.00
    (c)  Amount Applied to Unpaid Class M-1
         Interest Shortfall                                          .00
    (d)  Remaining Unpaid Class M-1 Interest
         Shortfall                                                   .00

7.  Class B-1 Interest
    (a)  Class B-1 Pass-Through Rate (lesser of 8.80%
         or Weighted Average Contract Rate)                         8.80%
    (b)  Current Interest                                      68,933.33
    (c)  Amount Applied to Unpaid Class B-1
         Interest Shortfall                                          .00
    (d)  Remaining Unpaid Class B-1 Interest
         Shortfall                                                   .00

8.  Class B-2 Interest
    (a)  Class B-2 Pass-Through Rate (lesser of 8.90%
         or Weighted Average Contract Rate)                         8.90%
    (b)  Current Interest                                      79,490.10
    (c)  Amount Applied to Unpaid Class B-2
         Interest Shortfall                                          .00
    (d)  Remaining Unpaid Class B-2 Interest
         Shortfall                                                   .00

9.  Monthly Principal
    (1)  Regular Principal Payment        $437,759.82
    (2)  Principal Prepayments             881,710.63
    (3)  Delinquent Payments Advanced       37,180.69
    (4)  Net Losses                               .00

                            HOME IMPROVEMENT LOANS
                     CERTIFICATES FOR HOME IMPROVEMENT LOAN
                                GREEN TREE TRUST
                                    1994-CI
                                 MONTHLY REPORT
                                 November 1994

                                        Distribution Date:  12/15/94
                                        Trust Account:      3333834-0

    (5)  Contracts Repurchased due to
         Breach of Representations and
         Warranties (see attached)                                   .00
    (6)  Bankruptcy Write-down                                       .00
    (7)  Unpaid Principal from Prior
         Months                                                      .00
    (8)  Delinquent Payments Recovered                        (31,690.40)

         Total Principal                                    1,324,960.74

10.  Class A-1 Principal Distribution                       1,324,960.74
     10(a) Class A-1 Principal Balance                     96,503,328.77

11.  Class M-1 Principal Distribution                                .00
     11(a) Class M-1 Principal Balance                     12,000,000.00

12.  Class B-1 Principal Distribution                                .00
     12(a) Class B-1 Principal Balance                      9,400,000.00

13.  Class B-2 Principal Distribution                                .00

14.  Pool Scheduled Principal Balance                     128,621,094.77

15.  Class B-2 Principal Liquidation Loss Amount                     .00

16.  Class B-2 Guaranty Payment                                      .00

17.  Class B-2 Principal Balance                           10,717,766.00

18.  Pool Factor
     (a)  Previous Month Pool Factor                           .97179350
     (b)  Current Month Pool Factor                            .96188486

19.  Aggregate Scheduled Balances of Delinquent
     Contracts as of Determination Date

     (1)  31 - 59 days        269,172.47     24
     (2)  60 - 89 days         80,102.01      6
     (3)  90 days or more      13,745.61      2

20.  Liquidated Contracts                                            .00

21.  Number of Loans Remaining                                     9,436

22.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no
     FHA claim was submitted because FHA
     insurance was unavailable                0                     0.00

                            HOME IMPROVEMENT LOANS
                     CERTIFICATES FOR HOME IMPROVEMENT LOAN
                                GREEN TREE TRUST
                                    1994-CI
                                 MONTHLY REPORT
                                 November 1994

                                        Distribution Date:  12/15/94
                                        Trust Account:      3333834-0

23.  Weighted Average Contract Rate of all
     outstanding Contracts                                      11.66958

24.  Monthly Servicing Fee (.75%)                              81,216.28

25.  Guaranty Fee (3% cap) and reimbursement to
     Company for prior Class B-2 Guaranty Payments            324,865.14

CLASS C CERTIFICATE

26.  Class C. Residual Payment                                 20,298.26


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or your Distribution.